SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (date of earliest event reported):        January 12, 2005
                                                        ------------------------


                                  BENIHANA INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-26396                    65-0538630
----------------------------     ----------------         ----------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)


    8685 Northwest 53rd Terrace, Miami, Florida                   33166
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:         (305) 593-0770
                                                        ------------------------


                                      None
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02     Results of Operations and Financial Condition
                   ---------------------------------------------

     On January 12, 2005, the Registrant issued a press release announcing its third quarter sales and comparable sales results for the fiscal quarter ended January 2, 2005. A copy of the press release is included with this Report as
Exhibit 99.1.


     Item 9.01     Financial Statements and Exhibits
                   ---------------------------------

           (c) Exhibit 99.1.   Press Release of Benihana Inc. dated January 12,
2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BENIHANA INC.



                                                 By: /s/ Michael R. Burris
                                                     ---------------------------
                                                     Michael R. Burris
                                                     Senior Vice President of
                                                     Finance and Treasurer